UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Tristar Acquisition I Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Item 1.01 Entry into a Material Definitive Agreement

On July 22, 2024, Tristar Acquisition I Corp. (the “Company” or “Tristar”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $100,000 to Chunyi (Charlie) Hao, the Company’s President, Chief Financial Officer and Chairman of the Board of the Company, for the Company’s working capital needs. The Note does not bear interest and mature upon the earlier of the closing of an initial business combination by the Company and the Company’s liquidation. The foregoing description of the Note is qualified in its entirety by reference to the full text of the form of the Note, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

Founder Share Lock-Up Waiver

As previously disclosed by the Company, the Company has entered into a letter agreement, dated October 13, 2021, as amended on July 18, 2023 and November 12, 2023 (as amended and as may be further amended, the “Letter Agreement”), with Tristar Holdings I LLC, a Delaware limited liability company (the “Prior Sponsor”), the former directors and officers of Tristar, Navy Sail International Limited (the “Sponsor”), the current officers and directors of Tristar, and their respective designees (all such parties, collectively, the “Initial Shareholders”). Additionally, in August 2021, the Prior Sponsor transferred an aggregate of 1,585,000 shares of the Company’s Class B ordinary shares to certain anchor investors (the “Anchor Investors”) in connection with their purchases of shares in the Company’s initial public offering, pursuant to certain investment agreements (collectively, the “Anchor Investment Agreements”). Pursuant to the Letter Agreement and the respective Anchor Investment Agreements, certain lock-up restrictions were imposed on the Tristar Class B ordinary shares (the “Founder Shares”) held by the Initial Shareholders, the Anchor Investors and their respective permitted transferees (collectively, the “Lock-up Parties”). Specifically, the Lock-up Parties agreed not to transfer, assign or sell any of their Founder Shares until one year after the completion of our initial business combination, subject to certain exceptions.

Also as previously disclosed by Tristar, Tristar entered into certain Business Combination Agreement, dated as of November 12, 2023 (as amended on December 18, 2023, and as may be further amended, the “Business Combination Agreement”, and all of the transactions contemplated thereunder, the “Business Combination”), with Helport AI Limited, a British Virgin Islands business company (“Pubco”), Helport Limited, a British Virgin Islands business company (“Helport”), Merger I Limited, a British Virgin Islands business company (“First Merger Sub”), and Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), among other parties.

In connection with and in furtherance of the Business Combination, Tristar and Helport intend to partially waive compliance by the respective Lock-up Parties with the lock-up obligations in the Letter Agreement and the Anchor Investment Agreements with respect to a portion of the Founder Shares held by the Lock-up Parties. Pursuant to a Lock-up Waiver Letter to be entered into by the parties contemporaneously with the closing of the transactions contemplated by the Business Combination Agreement, an aggregate of 1,220,450 Founder Shares held by the Lock-up Parties, shall be released from all lock-up restrictions set forth in the Letter Agreement and the respective Anchor Investment Agreements. Of the 1,220,450 Founder Shares to be released, 169,500 Founder Shares are held by Mr. Hao, and the balance are held by the Anchor Investors and other non-affiliates of Tristar. All other Founder Shares held by such Lock-up Parties will continue to be subject to the applicable lock-up restrictions as described in the Letter Agreement and the respective Anchor Investment Agreements following the Business Combination.

A copy of the form of Lock-up Waiver Letter is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

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Supplemental Disclosures to Proxy Statement

In light of the above Founder Share Lock-up Waiver, Tristar determined to supplement certain information contained in the Proxy Statement (the “Supplemental Disclosures”). Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged. Capitalized terms used but not defined herein have the meanings ascribed to them in the Proxy Statement.

The following Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The following disclosure should be added following the final paragraph on page 21 of the Proxy Statement.

Founder Share Lock-Up Waiver

Tristar has also entered into a letter agreement, dated October 13, 2021, as amended on July 18, 2023 and November 12, 2023 (as amended and as may be further amended, the “Letter Agreement”), with the Prior Sponsor, the former directors and officers of Tristar, the Sponsor, the current officers and directors of Tristar, and their respective designees (all such parties, collectively, the “Initial Shareholders”). Additionally, in August 2021, the Prior Sponsor transferred an aggregate of 1,585,000 Founder Shares to certain anchor investors (the “Anchor Investors”) in connection with their purchases of shares in Tristar’s IPO, pursuant to certain investment agreements (collectively, the “Anchor Investment Agreements”). Pursuant to the Letter Agreement and the respective Anchor Investment Agreements, certain lock-up restrictions were imposed on the Founder Shares held by the Initial Shareholders, the Anchor Investors and their respective permitted transferees (collectively, the “Founder Share Lock-up Parties”). Specifically, the Founder Shares Lock-up Parties agreed not to transfer, assign or sell any of their Founder Shares until one year after the completion of our initial business combination, subject to certain exceptions.

In connection with and in furtherance of the Business Combination, Tristar and Helport intend to partially waive compliance by the respective Founder Share Lock-up Parties with the lock-up obligations in the Letter Agreement and the Anchor Investment Agreements with respect to a portion of the Founder Shares held by the Founder Share Lock-up Parties. Pursuant to a Lock-up Waiver Letter to be entered into by the parties contemporaneously with the closing of the transactions contemplated by the Business Combination Agreement, an aggregate of 1,220,450 Founder Shares held by the Founder Share Lock-up Parties, shall be released from all lock-up restrictions set forth in the Letter Agreement and the respective Anchor Investment Agreements. Of the 1,220,450 Founder Shares to be released, 169,500 Founder Shares are held by Mr. Hao, and the balance is held by the Anchor Investors and other non-affiliates of Tristar. All other Founder Shares held by such Founder Share Lock-up Parties will continue to be subject to the applicable lock-up restrictions as described in the Letter Agreement and the respective Anchor Investment Agreements following the Business Combination.

The following disclosure should be added following the first paragraph on page 48 of the Proxy Statement.

As disclosed elsewhere in this proxy statement/prospectus, in connection with and in furtherance of the Business Combination, Tristar and Helport intend to partially waive compliance by the respective Founder Share Lock-up Parties with the lock-up obligations in the Letter Agreement and the Anchor investment Agreements with respect to a portion of the Founder Shares held by the Founder Share Lock-up Parties. Pursuant to a Lock-up Waiver Letter to be entered into by the parties contemporaneously with the closing of the transactions contemplated by the Business Combination Agreement, an aggregate of 1,220,450 Founder Shares held by the Founder Share Lock-up Parties, shall be released from all lock-up restrictions set forth in the Letter Agreement and the respective Anchor Investment Agreements. Of the 1,220,450 Founder Shares to be released, 169,500 Founder Shares are held by Mr. Hao, and the balance is held by the Anchor Investors and other non-affiliates of Tristar. All other Founder Shares held by such Founder Share Lock-up Parties will continue to be subject to the applicable lock-up restrictions as described in the Letter Agreement and the respective Anchor Investment Agreements following the Business Combination.

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The following disclosure should be added on page 108 immediately following the paragraph under the heading “Insider Letter Amendment” of the Proxy Statement.

Founder Share Lock-Up Waiver

As disclosed elsewhere in this proxy statement/prospectus, in connection with and in furtherance of the Business Combination, Tristar and Helport intend to partially waive compliance by the respective Founder Share Lock-up Parties with the lock-up obligations in the Letter Agreement and the Anchor Investment Agreements with respect to a portion of the Founder Shares held by the Founder Share Lock-up Parties. Pursuant to a Lock-up Waiver Letter to be entered into by the parties contemporaneously with the closing of the transactions contemplated by the Business Combination Agreement, an aggregate of 1,220,450 Founder Shares held by the Founder Share Lock-up Parties shall be released from all lock-up restrictions set forth in the Letter Agreement and the respective Anchor Investment Agreements. Of the 1,220,450 Founder Shares to be released, 169,500 Founder Shares are held by Mr. Hao, and the balance is held by the Anchor Investors and other non-affiliates of Tristar. All other Founder Shares held by such Founder Share Lock-up Parties will continue to be subject to the applicable lock-up restrictions as described in the Letter Agreement and the respective Anchor Investment Agreements following the Business Combination.

The following disclosure should be added following the third paragraph on page 162 of the Proxy Statement.

On July 22, 2024, Tristar issued another unsecured promissory note (the “July 2024 Note”) in the principal amount of up to $100,000 to Chunyi (Charlie) Hao, Tristar’s President, Chief Financial Officer and Chairman of the Board, for its working capital needs. The July 2024 Note does not bear interest and mature upon the earlier of (a) the date that Tristar consummates an initial Business Combination and (b) the date of Tristar’s liquidation.

The following disclosure should be added as the final paragraph under the heading “Recent Developments” on page 162 of the Proxy Statement.

As disclosed elsewhere in this proxy statement/prospectus, in connection with and in furtherance of the Business Combination, Tristar and Helport intend to partially waive compliance by the respective Founder Share Lock-up Parties with the lock-up obligations in the Letter Agreement and the Anchor investment Agreements with respect to a portion of the Founder Shares held by the Founder Share Lock-up Parties. Pursuant to a Lock-up Waiver Letter to be entered into by the parties contemporaneously with the closing of the transactions contemplated by the Business Combination Agreement, an aggregate of 1,220,450 Founder Shares held by the Founder Share Lock-up Parties, shall be released from all lock-up restrictions set forth in the Letter Agreement and the respective Anchor Investment Agreements. Of the 1,220,450 Founder Shares to be released, 169,500 Founder Shares are held by Mr. Hao, and the balance is held by the Anchor Investors and other non-affiliates of Tristar. All other Founder Shares held by such Founder Share Lock-up Parties will continue to be subject to the applicable lock-up restrictions as described in the Letter Agreement and the respective Anchor Investment Agreements following the Business Combination.

The following disclosure should be added following the final paragraph on page 230 of the Proxy Statement.

As disclosed elsewhere in this proxy statement/prospectus, in connection with and in furtherance of the Business Combination, Tristar and Helport intend to partially waive compliance by the respective Founder Share Lock-up Parties with the lock-up obligations in the Letter Agreement and the respective investment agreements with respect to a portion of the Founder Shares held by the Founder Share Lock-up Parties. Pursuant to a Lock-up Waiver Letter to be entered into by the parties contemporaneously with the closing of the transactions contemplated by the Business Combination Agreement, an aggregate of 1,220,450 Founder Shares held by the Founder Share Lock-up Parties shall be released from all lock-up restrictions set forth in the Letter Agreement and the respective investment agreements. Of the 1,220,450 Founder Shares to be released, 169,500 Founder Shares are held by Mr. Hao, and the balance is held by the Anchor Investors and other non-affiliates of Tristar. All other Founder Shares held by such Founder Share Lock-up Parties will continue to be subject to the applicable lock-up restrictions as described in the Letter Agreement and the respective investment agreements following the Business Combination.

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The following disclosure should be added following the final paragraph on page 231 of the Proxy Statement.

On July 22, 2024, Tristar issued another unsecured promissory note (the “July 2024 Note”) in the principal amount of up to $100,000 to Chunyi (Charlie) Hao, Tristar’s President, Chief Financial Officer and Chairman of the Board, for its working capital needs. The July 2024 Note does not bear interest and mature upon the earlier of (a) the date that Tristar consummates an initial Business Combination and (b) the date of Tristar’s liquidation.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains, and certain oral statements made by representatives of Pubco, Tristar and Helport and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Pubco’s, Tristar’s and Helport’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Pubco’s, Tristar’s and Helport’s expectations with respect to future performance and anticipated financial impacts of the transactions contemplated by the Business Combination Agreement (the “Transactions”), the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Tristar or Helport and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the surviving post-merger entity (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Tristar prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on a national exchange; (v) costs related to the Transactions; (vi) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Tristar; (vii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (viii) the outcome of any legal proceedings that may be instituted against Pubco, Tristar or Helport related to the Transactions; (ix) the attraction and retention of qualified directors, officers, employees and key personnel of Pubco, Tristar and Helport prior to the Transactions, and the Company following the Transactions; (x) the ability of the Company to compete effectively in a highly competitive market; (xi) the ability to protect and enhance Helport’s or the Company’s corporate reputation and brand; (xii) the impact from future regulatory, judicial, and legislative changes in Helport’s or the Company’s industry; (xiii) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xiv) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected milestones; (xv) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xvi) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xvii) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xviii) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions and/or advertisements; (xix) product sales and/or services; (xx) the Company’s ability to execute its business plans and strategy; (xxi) the ability of the Company to anticipate or successfully implement new technologies; (xxii) the ability of the Company to successfully collaborate with business partners; (xxiii) risks relating to the Company’s operations and business, including information technology and cybersecurity risks; and (xxiv) other risks and uncertainties disclosed from time to time in other reports and other public filings with the SEC by Pubco, Tristar or Helport. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pubco, Tristar and Helport undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Readers are referred to the most recent filings with the SEC by Pubco and/or Tristar. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and none of Pubco, Helport nor Tristar undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Additional Information

Pubco has filed with the SEC a Registration Statement on Form F-4 (the “Registration Statement”), which has been declared effective by the SEC on July 5, 2024 and includes a definitive proxy statement of Tristar and a prospectus in connection with the proposed Business Combination involving Tristar, Pubco, Merger I Limited, Merger II Limited and Helport pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents has been mailed to shareholders of Tristar as of the record date for voting on Tristar’s proposed Business Combination with Helport. SHAREHOLDERS OF TRISTAR AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TRISTAR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT TRISTAR, HELPORT, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to Tristar by contacting its Chief Executive Officer, Xiaoma (Sherman) Lu, c/o Tristar Acquisition I Corp., 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at +781 640-4446.

Participants in The Solicitation

Tristar, Helport, Pubco and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Tristar securities in respect of the proposed Transactions. Information about Tristar’s directors and executive officers and their ownership of Tristar’s securities is set forth in Tristar’s filings with the “SEC”. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Solicitation or Offer

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Promissory Note, dated July 22, 2024, issued to Chunyi (Charlie) Hao.
10.2	Form of Lock-up Waiver Letter
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: July 22, 2024	By:	/s/ Xiaoma (Sherman) Lu
	Name:	Xiaoma (Sherman) Lu
	Title:	Chief Executive Officer

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EXHIBIT 10.1

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Dated as of July 22, 2024

Principal Amount: Up to 100,000	New York, New York

Tristar Acquisition I Corp., a Cayman Islands exempted company and a special purpose acquisition company (the “Maker”), promises to pay to the order of Chunyi (Charlie) Hao, or his registered assigns or successors in interest (the “Payee”), or order, the principal sum of up to One Hundred Thousand U.S. Dollars ($100,000) (the “Principal Amount”) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The principal balance of this Note shall be due and payable in cash by the Maker on the earlier of (such date, the “Maturity Date”), subject to Section 12 below, (a) the date that Maker consummates the Maker’s initial business combination and (b) the date of the liquidation of the Maker. Under no circumstances shall any individual, including, but not limited to, any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest. No interest shall accrue on the unpaid principal balance of this Note.

3. Drawdown Requests. The principal of this Note may be drawn down from time to time prior to the Maturity Date, upon written request from Maker to Payee (the “Drawdown Request”), and shall be subject to the approval of the Drawdown Request by Payee in its sole discretion. Each Drawdown Request must state the amount to be drawn down and must not be an amount less than Ten Thousand U.S. Dollars ($10,000) unless agreed upon by Maker and Payee. If Payee agrees to fund a Drawdown Request, Payee shall fund such Drawdown Request no later than five (5) business days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns collectively under this Note is One Hundred Thousand U.S. Dollars ($100,000). Once an amount is drawn down under this Note, it shall not be available for future Drawdown Request even if prepaid. Except as set forth herein, no fees, payments or other amounts shall be due to Payee in connection with, or as a result of, the Drawdown Request by Maker.

4. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including, without limitation, reasonable attorneys’ fees, and then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

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5. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by the Maker to pay the principal amount due pursuant to this Note within five (5) business days of the Maturity Date.

(b) Voluntary Bankruptcy, Etc. The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

6. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a) hereof, the Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 5(b) and 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

7. Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment, and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

8. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder.

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9. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (a) personally or sent by first class registered or certified mail, or overnight courier service to the address designated in writing, (b) by facsimile to the number most recently provided to such party or such other fax number as may be designated in writing by such party or (c) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

10. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

11. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account (“Trust Account”) established in connection with the Maker’s initial public offering (“the “IPO”), in which the proceeds of the IPO (including the deferred underwriters’ discounts and commissions) and the proceeds of the sale of the private placement warrants issued in a private placement that occurred simultaneously with the closing of the IPO were deposited, as described in greater detail in Maker’s Registration Statements on Form S-1 (No. 333-255009) filed with the Securities and Exchange Commission in connection with the IPO, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever. The provisions of this Section 12 shall be in addition to, and not in limitation of, any releases of Claims provided by the Payee pursuant to any other agreement between the Payee and the Maker.

13. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

14. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by the Maker (by operation of law or otherwise) without the prior written consent of the Payee and any attempted assignment without the required consent shall be void.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

Tristar Acquisition I Corp.

By:	/s/Xiaoma (Sherman) Lu
Name: Xiaoma (Sherman) Lu
Title：Chief Executive Officer and Director

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EXHIBIT 10.2

Helport AI Limited

9 Temasek Boulevard #07-00, Suntec Tower Two,

Singapore 038989

Attn.: Cong Shi, Director

July [__], 2024

Ladies and Gentlemen:

Reference is made to the letter agreement, dated October 13, 2021, by and among Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company”), Tristar Holdings I LLC, a Delaware limited liability company (the “Prior Sponsor”), and the former directors, officers of the Company named therein, as amended on July 18, 2023 and November 12, 2023, and as joined by Navy Sail International Limited and its designees on July 18, 2023 (as amended and as may be further amended, the “Letter Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Letter Agreement.

Reference is further made to those certain Investment Agreements dated August 10, 2021, August 13, 2021, August 17, 2021, August 18, 2021, August 19, 2021, and August 23, 2021, between certain investors (the “Anchor Investors”), the Prior Sponsor, and the Company, pursuant to which the Anchor Investors acquired certain Founder Shares in connection with their purchase of shares in the Company’s initial public offering, and that certain Share Purchase and Transfer Agreement, dated July 14, 2023, pursuant to which one Anchor Investor transferred an aggregate of 333,333 Class B ordinary shares (collectively, the “Anchor Subscription Agreements”),

Reference is further made to that certain Business Combination Agreement, dated as of November 12, 2023 (as amended on December 18, 2023, and as may be further amended, the “Business Combination Agreement”, and all of the transactions contemplated thereunder, the “Business Combination”), by and among the Company, Helport AI Limited (“Pubco”), Helport Limited, a British Virgin Islands business company (“Target”), Merger I Limited, a British Virgin Islands business company (“First Merger Sub”), and Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), among other parties.

As you are aware, pursuant to Section 5(a) of the Letter Agreement, all signatories of the Letter Agreement (collectively, the “Initial Shareholders”) agreed not to Transfer any Founder Shares held by them (the “Founder Shares Lockup”) until the earliest of (A) one year after the completion of an initial business combination and (B) following the completion of an initial business combination, the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Notwithstanding the foregoing, if, subsequent to a business combination, the closing price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing at least 150 days after the Company’s initial business combination, the Founder Shares shall be released from the Founder Shares Lock-up.

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Additionally, pursuant to Section 5(a) of the respective Anchor Subscription Agreements, the Anchor Investors agreed not to effectuate any Transfer of Founder Shares (subject to certain exceptions) until (i) one year after the date the Company consummates a business combination and (ii) the earlier to occur of, subsequent to a business combination, (A) the first date on which the last reported sale price of the Class A Shares (as such term is defined in the Anchor Subscription Agreements) equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after the consummation of a business combination and (B) the date on which the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Class A Shares for cash, securities or other property. As used herein, the term “Lockup Parties” refers to all Initial Shareholders, Anchor Investors and their respective permitted transferees, collectively.

In connection with and in furtherance of the Business Combination, the Lock-up Parties hereby request that each of the undersigned waive compliance by the applicable Lock-up Parties with Section 5(a) of the Letter Agreement and Section 5(a) of the respective Anchor Subscription Agreement (the “Lockup Provisions”), as applicable, as follows:

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Immediately upon the consummation of the Business Combination, the Lockup Parties shall be released from their respective obligations in the Lockup Provisions with respect to an aggregate of 1,220,450 Founder Shares, as indicated in the names and amounts set forth on Annex I hereto.

By signing the counterpart to this letter, each of the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby waives the compliance by the Lock-up Parties with Section 5(a) of the Letter Agreement and Section 5(a) of the respective Anchor Subscription Agreement, as applicable. Except as specifically waived herein, the parties to the Letter Agreement and Anchor Agreements retain all rights, and each Lock-up Party retains all obligations, as set forth in the Letter Agreement and the respective Anchor Subscription Agreements.

[Signature page follows]

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If you are in agreement with the foregoing, kindly indicate such agreement by signing the counterpart to this letter and returning the signed copy thereof to the Company at the address first written above or by e-mail at [ ].

Sincerely,

NAVY SAIL INTERNATIONAL LIMITED

Name:
Title:

[ADD OTHER SHAREHOLDERS]

[Additional signatures follow]

[Signature Page to Lockup Waiver Letter]

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ACKNOWLEDGED AND AGREED TO THIS ____ DAY OF [ ] 2024:

TRISTAR ACQUISITION I CORP.

Name:
Title:

HELPORT AI LIMITED

Name:
Title:

[Signature Page to Lockup Waiver Letter]

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Annex I

Name	Address	Total Founder Shares Held	Founder Shares Released from Lockup	Founder Shares Retaining Lockup

	Total	5,750,000	1,220,450	4,529,550

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